EXHIBIT 32
CERTIFICATION
OF
ANNUAL FINANCIAL REPORT
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with Catuity Inc. (the “Company”) Annual Report on Form 10-KSB (the “Report”) for the purpose of complying with Rule 13a-14b or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 31, 2006

/s/ Alfred H. Racine
Alfred H. Racine
President and Chief Executive Officer

/s/ John H. Lowry
John H. Lowry
Chief Financial Officer
Note: A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.